UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

TEL-INSTRUMENT ELECTRONICS CORP.
(Exact name of registrant as specified in its charter)

New Jersey	001-31990	22-1441806
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Branca Road
East Rutherford, New Jersey 07073
(Address of principal executive offices)

(201) 933-1600
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 17, 2018, Tel-Instrument Electronics Corp. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”).

As of the close of business on December 13, 2017, the record date for the Annual Meeting, 3,255,887 shares of the Company’s common stock were outstanding and entitled to vote as well as the voting rights with associated with the Series A Convertible Preferred Stock of 600,000. At the Annual Meeting, 3,241,121 or approximately 84.1% of the shares of the Company’s Common Stock and Series A Convertible Preferred Stock (calculated together as a single class and on an as-converted basis, subject to the applicable maximum conversion amount, were represented in person or by proxy at the Annual Meeting, constituting a quorum.  The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

The results of the voting at the Annual Meeting are as follows:

1.  The five nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Against	Broker Non-Votes	Percentage Voted For
Steven A Fletcher	2,145,658	14,500	1,080,963	66.2%
George J. Leon	2,145,658	14,500	1,080,963	66.2%
Jeffrey C. O’Hara	2,144,856	15,302	1,080,963	66.2%
Robert A. Rice	2,144,856	15,302	1,080,963	66.2%
Robert H. Walker	2,144,856	15,302	1,080,963	66.2%

2.  The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018 was approved as follows:

Auditor	Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
BDO USA, LLP	3,239,962	1,143	0	16	99.9%

3.  The proposal to cast a non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
2,157,294	2,824	1,080,963	40	66.6%

The Company has decided to hold future advisory votes on the compensation of our named executive officers every year until the occurrence of the next shareholder advisory vote on this matter.

4. The proposal to approve an amendment to our Articles which will increase the number of authorized Common Shares from 4,000,000 shares to 7,000,000 shares was approved as follows:
Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
2,615,828	616,795	0	8,498	80.7%

5.  To approve 1,000,000 conversion shares as the maximum shares conversion amount pursuant to designations, rights and preferences of the Series A Preferred Stock was approved as follows:
Votes For	Votes Against	Broker Non-Votes	Votes Abstained	Percentage Voted For
2,015,713	143,665	1,080,963	780	62.2%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP.

Date: January 23, 2018	By:	/s/ Joseph P. Macaluso
Name: Joseph P. Macaluso
Title: Principal Accounting Officer